Exhibit 10.1(b)


                 Schedule of Secured Promissory Notes Issued by
                 Pro Tech Communications, Inc. on April 13, 2007


   Issued To
   and Address           Issue Date          Due Date            Principal
   -----------           ----------          ---------           ---------
Cy E. Hammond             04/13/07           10/13/07            $2,872.50
21 Country Club Road
Trumbull, CT 06611

Irene Lebovics            04/13/07           10/13/07            $2,872.50
217 Westport Road
Wilton, CT 06897